JUNE 24, 2025
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD TOTAL RETURN BOND HLS FUND SUMMARY PROSPECTUS
DATED APRIL 30, 2025
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 30, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding the Hartford Total Return Bond HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Joseph F. Marvan, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2026, he will no longer serve as a portfolio manager for the Hartford Total Return Bond HLS Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus:
(1) Effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “Hartford Total Return Bond HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Marvan’s name in the portfolio manager table:
*
Joseph F. Marvan, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2026, he will no longer serve as a portfolio manager for the Fund. Mr. Marvan’s portfolio management responsibilities for the Fund will transition to Connor Fitzgerald, CFA in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Adviser - Portfolio Managers –  Total Return Bond HLS Fund” in the above referenced Statutory Prospectus, the following information is added for Joseph F. Marvan, CFA:
Effective June 30, 2026, Mr. Marvan will no longer serve as a portfolio manager for the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7748
June 2025